UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-33606 (Commission File Number)	98-0501001 (I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01.	Entry into Material Definitive Agreement.
Amendments to Credit Agreements.
On July 23, 2009, Validus Holdings, Ltd. (“Validus Holdings”) and its wholly owned subsidiary Validus Reinsurance, Ltd. (“Validus Re”) received consents from the lenders under their Three-Year Unsecured Letter of Credit Facility Agreement, dated as of March 12, 2007 (as amended, the “Three-Year Facility”) and the Five-Year Secured Letter of Credit Facility Agreement, dated as of March 12, 2007 (as amended, the “Five-Year Facility” and together with the Three-Year Facility, the “Validus Facilities”) to amend the Validus Facilities.
On July 23, 2009, Validus Holdings and its wholly owned subsidiary Talbot Holdings Ltd. (“Talbot Holdings”) received consents from the lenders under their Standby Letter of Credit Facility, dated as of November 28, 2007 (as amended, the “Talbot Facility” and together with the Validus Facilities, the “Credit Facilities”) to amend the Talbot Facility.
The Credit Facilities are being amended to permit Validus Holdings’ previously announced acquisition of IPC Holdings, Ltd. (“IPC”) pursuant to the Agreement and Plan of Amalgamation, dated as of July 9, 2009, among IPC, Validus Holdings and Validus Ltd., a wholly owned subsidiary of Validus Holdings. In addition to permitting the acquisition, the amendments increase letter of credit fees, commitment fees and interest margins. The amendments to the Credit Facilities will become effective upon consummation of the acquisition and satisfaction or waiver of the other conditions contained therein.
The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the amendments attached hereto as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
Exhibit 10.1	Amendment No. 1, dated as of July 23, 2009, to the $100 million Standby Letter of Credit Facility dated as of 28 November 2007, among Talbot Holdings Ltd., Validus Holdings, Ltd., the Lenders party thereto and Lloyds TSB Bank plc, as Agent.

Exhibit 10.2	Second Amendment, dated as of July 24, 2009, to each of the Three-Year Unsecured Letter of Credit Facility Agreement dated as of March 12, 2007, as amended by the First Amendment dated October 25, 2007, and the Five-Year Secured Letter of Credit Facility Agreement dated as of March 12, 2007, as amended by the First Amendment dated October 25, 2007, among Validus Holdings, Ltd., Validus Reinsurance, Ltd., the Lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent for the Lenders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2009

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Joseph E. (Jeff) Consolino
Name:	Joseph E. (Jeff) Consolino
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Amendment No. 1, dated as of July 23, 2009, to the $100 million Standby Letter of Credit Facility dated as of 28 November 2007, among Talbot Holdings Ltd., Validus Holdings, Ltd., the Lenders party thereto and Lloyds TSB Bank plc, as Agent.

Exhibit 10.2	Second Amendment, dated as of July 24, 2009, to each of the Three-Year Unsecured Letter of Credit Facility Agreement dated as of March 12, 2007, as amended by the First Amendment dated October 25, 2007, and the Five-Year Secured Letter of Credit Facility Agreement dated as of March 12, 2007, as amended by the First Amendment dated October 25, 2007, among Validus Holdings, Ltd., Validus Reinsurance, Ltd., the Lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent for the Lenders.